UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 20, 2023, Kartoon Studios, Inc. (the “Company”) reconvened its 2023 annual meeting of stockholders (the “Annual Meeting”) that was adjourned on August 25, 2023 to allow stockholders of the Company additional time to consider the proposals to be presented for a vote at the Annual Meeting and submit proxies to vote their shares, which proposals were described in detail in the Company’s definitive proxy statement and definitive additional materials on Schedule 14A filed with the SEC on July 14, 2023, as supplemented by the proxy statement supplement on Schedule 14A filed with the SEC on September 12, 2023.

The final results for each of the proposals voted on at the reconvened Annual Meeting were as follows:

1. Election of Nine Director Nominees:

	Votes For	Votes Withheld	Broker Non-Votes
Andy Heyward	9,341,163	3,336,669	7,805,662
Joseph “Gray” Davis	9,064,379	3,613,453	7,805,662
Michael Hirsh	10,104,802	2,573,030	7,805,662
Margaret Loesch	9,791,849	2,885,983	7,805,662
Stefan Piëch	9,937,609	2,740,223	7,805,662
Lynne Segall	9,088,893	3,588,939	7,805,662
Henry Sicignano III	9,811,943	2,865,889	7,805,662
Anthony Thomopoulos	9,817,982	2,859,850	7,805,662
Dr. Cynthia Turner-Graham	9,815,969	2,861,863	7,805,662

Each director nominee was elected to serve as a director until the Company’s annual meeting of stockholders in 2024, or until such person’s successor is duly elected and qualified or until such person’s earlier resignation, death, or removal.

Broker non-votes are neither “for” nor “against” but are counted for purposes of determining whether a quorum exists. They occur when the broker has not received instructions from the shareholders on how to vote.

2. Proposal to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
17,426,309	1,953,688	1,103,497	0

The proposal was approved.

3. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,149,341	4,078,661	449,830	7,805,662

The proposal was approved.

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4. Proposal to approve, on a non-binding, advisory basis, the frequency of holding future advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Broker Non-Votes
4,711,681	803,361	6,279,925	882,865

The frequency of every three years on the Say-on-Frequency proposal was approved.

5. Proposal to approve, in accordance with 713(A) of the NYSE American Company Guide, the issuance of more than 19.99% of the Company’s outstanding Common Stock upon the exercise of certain common stock purchase warrants:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,806,843	4,558,580	312,409	0

The proposal was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: September 25, 2023	By:	/s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

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